Formation	3 Months Ended
Mar. 31, 2013
Formation

2. Formation

Prior to November 20, 2012, the Company was a wholly-owned subsidiary of Cincinnati Bell Inc. (“CBI”). In anticipation of the initial public offering of CyrusOne Inc., CBI created CyrusOne Inc., CyrusOne GP and the Operating Partnership as legal entities and wholly-owned subsidiaries of CBI.

On November 20, 2012, the Operating Partnership received a contribution of interests in real estate properties and the assumption of debt and other specified liabilities from CBI in exchange for the issuance of 123,688,687 operating partnership units to CBI.

On January 24, 2013, CyrusOne Inc. completed its initial public offering (“IPO”) of common stock, issuing approximately 19.0 million shares for $337.1 million, net of underwriter’s discount. At which time the Operating Partnership executed a 2.8 to 1.0 reverse unit split, resulting in CBI owning 44.1 million Operating Partnership units. In addition, CBI exchanged approximately 1.5 million of its Operating Partnership’s units for 1.5 million shares of CyrusOne Inc. common stock, and CBI was issued 0.4 million shares of CyrusOne Inc. common stock in repayment for transaction costs paid by CBI. CyrusOne Inc. also issued approximately 1.0 million of restricted stock to its directors and employees. In addition, CyrusOne LP issued operating partnership units equal to the number of CyrusOne Inc. shares of 21.9 million. As of January 24, 2013 the total number of outstanding partnership units was 64.5 million.

On January 24, 2013, CyrusOne Inc., together with CyrusOne GP, purchased approximately 21.9 million or 33.9% of the Operating Partnership’s units for $337.1 million and through CyrusOne GP assumed the controlling interest in the Operating Partnership. CBI retained a non-controlling interest in the Operating Partnership of 66.1%.